Notes Payable - Paycheck Protection Program	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Notes to Financial Statements
Notes Payable - Paycheck Protection Program

6. Notes Payable – Paycheck Protection Program

In response to the coronavirus disease (“Covid-19”) COVID-19 pandemic, the PPP round 2 was established under the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act and administered by the Small Business Administration (“SBA”). Companies who met the eligibility requirements set forth by the PPP round 2 could qualify for PPP loans. If the loan proceeds are fully utilized to pay qualified expenses, the full principal amount of the PPP loan, along with any accrued interest, may qualify for loan forgiveness, subject to potential reduction based on the whether the company can demonstrate at least a 25% reduction in gross receipts between comparable quarters in 2019 and 2020. The Company will apply for forgiveness when the applications are available.

On March 19, 2021, the Company received a loan of $608,224 under the PPP round 2 provided by SunTrust/Trust Bank. The loan bears interest at 1.0%. No payments are due until the earlier of the application for forgiveness or ten months from the end of the twenty-four week covered period. The loan and interest would be paid back over a period of 5 years from the loan origination date if the loan is not forgiven under the terms of the PPP. Funds from the loan may only be used for payroll and other qualified costs, as defined.

8. Notes Payable – Paycheck Protection Program

In response to the coronavirus disease (“Covid-19”) COVID-19 pandemic, the PPP was established under the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act and administered by the SBA. Companies who met the eligibility requirements set forth by the PPP could qualify for PPP loans. If the loan proceeds are fully utilized to pay qualified expenses, the full principal amount of the PPP loan, along with any accrued interest, may qualify for loan forgiveness, subject to potential reduction based on the level of full-time employees maintained by the organization.

On April 17, 2020, the Company, in coordination with its parent, Twin Vee Powercats, Inc., received a loan of $609,500 under the PPP provided by Suntrust/Truist Bank. The loan bears interest at 1.0%, with principal and interest payments deferred for the first six months of the loan. After that, the loan and interest would be paid back over a period of 18 months, if the loan is not forgiven under the terms of the PPP. Funds from the loan may only be used for payroll costs, costs used to continue group health care benefits, mortgage payments, rent, utilities, and interest on other debt obligations incurred before February 15, 2020. When it applied for the loan, the Company believed it would qualify to have the loan forgiven under the terms of the PPP, and therefore considered the loan to be substantively a conditional government grant to be accounted for using an analogy to IAS 20. The Company performed the calculations, applied for, and received PPP loan forgiveness on November 13, 2020.

As the Company received its loan forgiveness prior to December 31, 2020, it has recognized PPP grant income for the full amount of the PPP loan, $609,500, and no liability for the PPP loan is reflected in the balance sheet as of December 31, 2020.